                                                                    EXHIBIT 10.8

                     WARRANT REGISTRATION RIGHTS AGREEMENT


     This WARRANT REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and
                                                       ---------
entered into as of this ____ day of ____________ 2000, by and among Sizzler International, Inc., a Delaware corporation (the "Company"), and FFPE Holding
                                                  -------
Company, Inc., a Delaware corporation (the "Holder").
                                            ------

                                R E C I T A L S
                                - - - - - - - -

     A. The Company is acquiring 82% of all of the outstanding membership interests (the "Units") in FFPE Company, LLC, a Delaware limited liability
                -----
company (the "New Company"), on the terms and subject to the conditions of the
              -----------
LLC Membership Interest Purchase Agreement dated May 23, 2000 (the "Purchase
                                                                    --------
Agreement"), by and among Lender, S & C Company, Inc., a California corporation
---------
(the "Old Company"), the New Company, Holder, the shareholders of the Old
      -----------
Company, and certain principals of the Old Company.

     B. In consideration of the Units, among other things, the Company is issuing and delivering to the Holder warrants to purchase an aggregate of 1,250,000 shares of Common Stock of the Company pursuant to the terms of one or more Warrants dated of even date herewith (as amended, augmented, supplemented or otherwise modified from time to time, the "Warrants"). Capitalized terms used
                                              --------
herein but which are not otherwise defined shall have the meanings given to such terms in the Warrant.

     C. The execution and delivery of this Agreement by the Company is a condition precedent to the obligations of the Shareholders to consummate the transactions contemplated by the Stock Purchase Agreement

                               A G R E E M E N T
                               - - - - - - - - -

     In consideration of the foregoing recitals and the mutual covenants and conditions contained herein, the parties, intending to be legally bound, agree as follows:

     1. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

          "Act" means the Securities Act of 1933, as amended, and the rules and
           ---
regulations of the SEC thereunder, all as the same shall be in effect at the time.

          "Affiliate" has the meaning set forth in Rule 144 of the Act.
           ---------

     "Business Day" means any day except a Saturday, Sunday or other day in Los
      ------------
Angeles, California on which banks are authorized to close.

     "Closing Date"  means the date of this Agreement.
      ------------

     "Common Stock" means the common stock, $0.01 par value per share, of the
      ------------
Company.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and
      ------------
the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

     "Holders" has the meaning set forth in Section 2, below.
      -------

     "Initiating Holders" means the holders of a majority of Registrable
      ------------------
Securities.

     "Person" means any individual, corporation, partnership, joint venture,
      ------
association, limited liability company, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

     "Piggy-Back Registration" has the meaning set forth in Section 5, below.
      -----------------------

     "Prospectus" means the prospectus included in a Registration Statement at
      ----------
the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

     "Public Equity Offering" means a public offering of Common Stock registered
      ----------------------
under the Act (except for any registration pursuant to Form S-8).

     "Register," "registered" and "registration" means a registration effected
      --------    ----------       ------------
by preparing and filing a registration statement or similar document in compliance with the requirements of the Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

     "Registrable Securities" means any (i) Warrant Shares (whether or not the
      ----------------------
related Warrants have been exercised), and (ii) any other securities issued or issuable with respect to any such Warrant Shares by way of stock dividends or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when such securities are no longer Transfer Restricted Securities or such securities shall have ceased to be outstanding.

     "Registration Expenses" means all expenses incident to the Company's
      ---------------------
performance of or compliance with this Agreement.

     "Registration Statement" means any registration statement, including,
      ----------------------
without limitation, any short-form or shelf registration statement described herein, of the Company relating to the registration for resale of Transfer Restricted Securities that is filed pursuant to the provisions of this Agreement and including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and all material incorporated by reference therein.

     "SEC" means the Securities and Exchange Commission.
      ---

     "Selling Holder" means a Holder who is selling Registrable Securities in
      --------------
accordance with the provisions of this Agreement.

     "Shelf Registration" has the meaning set forth in Section 4, below.
      ------------------

     "Special Counsel" means any special counsel to the Holders, for which
      ---------------
Holders will be reimbursed pursuant to this Agreement.

     "Transfer Restricted Securities" means each Warrant or Warrant Share, until
      ------------------------------
the earliest to occur of: (i) the date on which such Warrant or Warrant Share has been effectively registered under the Act and disposed of in accordance with the Registration Statement covering it (and the purchasers thereof have been issued a registered freely tradable security) and (ii) the date on which such Warrant or Warrant Share is distributed to the public pursuant to Rule 144 under the Act.

     "Warrants" means the Warrants described in the recitals. Such Warrants
      --------
shall also include: (i) any new warrant or warrants issued upon the transfer of all or any portion of the warrant issued pursuant to the Purchase Agreement, and
(ii) any warrant or warrants issued in substitution or replacement therefor or upon the further transfer, division or combination of any such new warrant or warrants.

     "Warrant Shares" means the Common Stock or other securities which any
      --------------
Holder may acquire upon exercise of a Warrant, together with any other securities which such Holder may acquire on account of any such securities, including, without limitation, as the result of any dividend or other distribution on Common Stock or any split-up of such Common Stock as provided for in the Warrant Agreement.

  2. Securities Subject to this Agreement. A Person is deemed to be a holder of Registrable Securities (a "Holder") whenever such Person owns Registrable
                              ------
Securities or
has the right to acquire such Registrable Securities, whether or not such acquisition has actually been effected.

     3. Registration Procedures. In connection with any Shelf Registration or Piggy-Back Registration, the Company shall (provided that it will not be required to take any action pursuant to this Section that would, in the written opinion of counsel for the Company, violate applicable law):

          (a) No fewer than five Business Days prior to the initial filing of a Registration Statement or Prospectus and no fewer than two Business Days prior to the filing of any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), furnish to the Holders, their Special Counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, their Special Counsel and such underwriters, if any, and cause the officers and directors of the Company, counsel to the Company and independent certified public accountants to the Company to respond to such inquiries as shall be necessary, in the opinion of respective counsel to such Holders and such underwriters, to conduct a reasonable investigation within the meaning of the Act, and shall use its best efforts to reflect in each such document filed pursuant to a Shelf Registration, when so filed with the SEC, such reasonable comments as the Holders, their Special Counsel and the managing underwriters, if any, may propose in writing; provided, however, that the Company shall not be deemed to have kept a
--------  -------
Registration Statement effective during the applicable period if it voluntarily takes or fails to take any action that results in Selling Holders covered thereby not being able to sell such Registrable Securities pursuant to Federal securities laws during that period; provided, further, the Company shall not
                                    --------  -------
file any such Registration Statement or related Prospectus or any amendments or supplements thereto in connection with a Shelf Registration to which the Holders of a majority of the Registrable Securities, their Special Counsel, or the managing underwriters, if any, shall reasonably object on a timely basis;

          (b) Take such action as may be necessary so that (i) any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated herein by reference in each case) complies in all material respects with the Act and the Exchange Act and the respective rules and regulations thereunder, (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) any Prospectus forming part of any Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading;

          (c) Subject to Permitted Interruptions (as defined in Section 6(b), below), prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Act; and comply with the provisions of the Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented;

          (d) Notify the Selling Holders, their Special Counsel and the managing underwriters, if any, promptly (and in any case within 2 Business
Days), and confirm such notice in writing, (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, (B) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (iii) of the issuance by the SEC, any state securities commission, any other governmental agency or any court of any stop order or injunction suspending or enjoining the use or the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time any of the representations and warranties of either the Company contained in any agreement (including any underwriting agreement) contemplated hereby cease to be true and correct in all material respects, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (vi) of the happening of any event (the nature and pendency of which need not be disclosed during a Permitted Interruption) that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and
(vii) of the Company's reasonable determination that a post-effective amendment to such Registration Statement would be appropriate;

          (e) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of any order enjoining or suspending the use or effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment;

          (f) If requested by the managing underwriters, if any, or the Holders of a majority in aggregate number of the Registrable Securities being sold in connection with such offering reasonably in advance of the filing thereof, subject to Permitted Interruptions, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such Holders reasonably agree should be included therein, (ii) subject to the provisions herein regarding Permitted Interruptions, keep such registration effective and make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment and (iii) supplement or make amendments to such Registration Statement;

          (g) Furnish to Special Counsel and each managing underwriter, if any, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested as soon as practicable after the filing of such documents with the SEC;

          (h) Deliver to each Selling Holder, their Special Counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the Selling Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto;

          (i) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the Holders of Registrable Securities to be sold or tendered for, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any Holder or underwriter reasonably requests in writing; provided, however, that where Registrable Securities are
                     --------  -------
offered other than through an underwritten offering, the Company agrees to cause its counsel to perform "blue sky" investigations and file registrations and qualifications required to be filed pursuant to this Section 3(i); to use its best efforts to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to use its best efforts do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by such Registration Statement; provided, however, that the Company shall not be required to qualify
           --------  -------
generally to do business in any jurisdiction where they are not then so qualified or to take any action that would subject them to general service of process in any such jurisdiction where they are not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject;

          (j) In connection with any sale or transfer of Registrable Securities that will result in such securities no longer being Registrable Securities, cooperate with the Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates (with appropriate CUSIP numbers) representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with the DTC, and to enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or Holders many request at least two Business Days prior to any sale of Registrable Securities;

          (k) Use its best efforts to cause the offering of the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required as a consequence of the nature of such Selling Holder's business, in which case the Company will cooperate in all reasonable respects at the expense of such Selling Holder with the filing of such Registration Statement and the granting of such approvals as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities; provided, however, that the
                                                --------  -------
Company shall not be required to register the Registrable Securities in any jurisdiction that would subject them to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject or to require the Company to qualify to do business in any jurisdiction where it is not then so qualified;

          (l) Upon the occurrence of any event contemplated by Section 3(d)(vi) or 3(d)(vii), as promptly as practicable, subject to Permitted Interruptions, prepare a supplement or amendment, including, if appropriate, a post-effective amendment, to each Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders of the occurrence of any event contemplated by Section 3(d)(vi) or 3(d)(vii), above, the Holders shall suspend the use of the Prospectus until the requisite changes to the Prospectus have been made;

          (m) Enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other reasonable actions in connection therewith (including those reasonably requested by the managing underwriters, if any, or the Holders of a majority in aggregate number of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the Holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company (including with respect to businesses or assets acquired or to be acquired by it), and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing or sole underwriters, if any, addressed to the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters; (iii) obtain customary "comfort" letters and updates thereof (including, if such registration includes an underwritten public offering, a "bring down" comfort letter dated the date of the closing under the underwriting agreement) from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any business which may hereafter be acquired by the Company for which financial statements and financial data are required to be included in the Registration Statement), addressed to each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters in connection with underwritten offerings and such other matters as reasonably required by the managing underwriter or underwriters and as permitted by the Statement of Auditing Standards No. 72; (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the Selling Holders and the underwriters, if any, than those set forth in Section 9, below (or such other provisions and procedures acceptable to Holders of a majority in aggregate number of Registrable Securities covered by such Registration Statement and the managing underwriters); and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in aggregate number of the Registrable Securities being sold, their Special Counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to clause 4(m)(i), above, and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company;

          (n) Make available for inspection by one representative of the Selling

Holders, the managing underwriter participating in any such disposition of Registrable Securities, if any, and any attorney, consultant or accountant retained by such Selling Holders or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business
 ----------
hours, all financial and other records, pertinent corporate documents and properties of the Company (including with respect to business and assets acquired or to be acquired to the extent that such information is available to the Company), and cause the officers, directors, agents and employees of the Company (including with respect to business and assets acquired or to be acquired to the extent that such information is available to the Company) to supply all information in each case reasonably requested by any such Inspector in connection with such Registration; provided, however, the Company may first
                                      --------  -------
require that such Persons agree to keep confidential any non-public information relating to the Company received by such Person and not disclose such information (other than to an Affiliate or prospective purchaser who agrees to respect the confidentiality provisions of this Section 3(n)) until such information has been made generally available to the public (other than as a result of a disclosure or failure to safeguard by such Inspector) unless the release of such information is required by law or necessary to respond to inquiries of regulatory authorities (including the National Association of Insurance Commissioners, or similar organizations or their successors); without limiting the foregoing, no such information shall be used by such Inspector as the basis for any market transactions in securities of the Company or its subsidiaries in violation of law;

          (o) Use its best efforts to cause the Warrant Shares issuable upon exercise of the Warrants and any other Registrable Securities to be quoted or listed on any exchange upon which the Company's Common Stock is then quoted or listed;

          (p) Comply with all applicable rules and regulations of the SEC and make generally available to their security holders earning statements satisfying the provisions of Section 11(a) of the Act and Rule 158 thereunder (or any similar rule promulgated under the Act), no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or reasonable efforts underwritten offering and (ii) if not sold to underwriters in such an offering commencing on the first day of the first fiscal quarter after the effective date of a Registration Statement, which statement shall cover said period, consistent with the requirements of Rule 158; and

          (q) Subject to Permitted Interruptions, use its best efforts to take all other steps reasonably necessary to effect the registration, offering and sale of the Registrable Securities covered by the Registration Statement.

          The Company may require each Selling Holder as to which any registration is being effected to furnish to the Company such information regarding the distribution of such Registrable Securities as is required by law to be disclosed in the applicable Registration Statement and the Company may exclude from such registration the Registrable Securities of any Selling Holder who unreasonably fails to furnish such information promptly after receiving such request.

          If any such Registration Statement refers to any Holder by name or otherwise as the holder or any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Act or any similar Federal statute then in force, the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

          Each Holder agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(d)(ii), 3(d)(iii), 3(d)(v) or 3(d)(vi), above, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(l) hereof, or until it is advised in writing (the "Advice") by the Company
                                                     ------
that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus.

     4.   Shelf Registration.

          (a) Upon such time that the Fair Value of a share of Common Stock is greater than the Exercise Price, the Initiating Holders may request in writing that the Company file with the SEC, a registration statement for an offering to be made on a continuous basis covering all of the Registrable Securities (the "Shelf Registration"); provided, however, that if pursuant to the then
 ------------------    --------  -------
applicable rules and regulations of the SEC, the registration statement may not cover all of the Registrable Securities, the Company shall cause the maximum number of the Registrable Securities which may then be covered by such registration statement to be so covered by such registration statement and file a post-effective amendment to such registration statement as and when required to cover such additional Registrable Securities. The Company will give written notice of such request to all registered holders of Registrable Securities within fifteen (15) days of receipt thereof. Within 90 days of receipt of such request the Company will, subject to the terms of this Agreement, file a Registration Statement and thereafter use its best efforts to effect the Shelf Registration under the Act.

          (b) The Shelf Registration shall be on such appropriate registration form of the SEC (i) as shall be selected by the Company and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition on a continuous basis covering all of the Registrable Securities. The Company shall use its best efforts to keep the Shelf Registration continuously effective for the lesser of (a) the period commencing on the effective date of the Registration Statement and ending on the one-year anniversary of the Expiration Date, (b) a period ending on the date upon which all Registrable Securities covered by the Shelf Registration have been sold, (c) a period ending on the date after which restrictions on sales of securities by persons other than affiliates pursuant to Commission Rule 144 (or any successor provision) terminate, or (d) a period ending on the date after which the Holders no longer own any of the Registrable Securities.

          (c) The Company will pay all Registration Expenses in connection with any Shelf Registration requested pursuant to this Section 4. The Selling Holders shall pay the underwriting discounts, commissions, and transfer taxes, if any, in connection with each Registration Statement requested under this Section 4, which costs shall be allocated pro rata among all Selling Holders on whose
                               --- ----
behalf Registrable Securities of the Company are included in such registration on the basis of the respective amounts of the Registrable Securities then being registered on their behalf.

          (d) The Holders shall be entitled to request one (1) registration pursuant to this Section 4. The Company shall not be required to prepare and file a registration statement pursuant to this Section 4 which would become effective within six months following the effective date of a registration statement filed by the Company with the SEC pertaining to an underwritten public offering of securities for which each of the Holders was entitled to request registration of its Registrable Securities pursuant to Section 5, below.

     5.   Piggy-Back Registrations.

          (a) If the Company proposes to file a Registration Statement under the Act with respect to an offering by the Company for its own account or for the account of any of the holders of any class of its Common Stock in a firmly underwritten Public Equity Offering (other than (i) a Registration Statement on Form S-4 or S-8 (or any substitute form that may be adopted by the SEC) or (ii) a Registration Statement filed in connection with an exchange offer or offering of securities solely to the Company's existing security holders), then the Company shall give written notice of such proposed filing to the Holders as soon as practicable (but in no event fewer than 20 days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of Registrable Securities as each such Holder may request in writing within 20 days after receipt of such written notice from the Company (which request shall specify the number of Registrable Securities intended to be disposed of by such Selling Holder) (a "Piggy-Back Registration"). Upon the
                                        -----------------------
written request of any such Holder made within 20 days after the receipt of any such notice (which request shall specify the number of Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), the Company will, subject to the terms of this Agreement, effect the registration under the Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement that covers the securities which the Company proposes to register, provided that, if at any time
                                                   --------
after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder and, thereupon, (i) in the case of a determination not to register shall be relieved of its obligation to register any Registrable Securities in connection with such registration, without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under Section 4, above, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 5 shall relieve the Company of its obligation to effect any registration upon request under
Section 4, above, nor shall any such registration hereunder be deemed to have been effected pursuant to Section 4. The Company shall use its best efforts to keep such Piggy-Back Registration continuously effective under the Act until the earlier of (A) an aggregate of 90 days after the effective date thereof or (B) the consummation of the distribution by the Holders of all of the Registrable Securities covered thereby.

          (b) The Company shall use its best efforts to cause the managing underwriter or underwriters of such proposed offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included in the same terms and conditions as any similar securities of the Company or any other security holder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Any Selling Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to these provisions by giving written notice to the Company of its request to withdraw prior to the effective date of such registration statement. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective or the Company may elect to delay the registration; provided, however, that the Company shall give prompt
                        --------  -------
written notice thereof to participating Holders.

          (c) The Company will pay all Registration Expenses in connection with registration of Registrable Securities requested pursuant to this Section 5 and the Selling Holders shall pay the underwriting discounts, commissions, and transfer taxes, if any, relating to the sale of such Selling Holders' Registrable Securities pursuant to this Section 5, such costs being allocated pro rata among all Selling Holders on whose behalf Registrable Securities of the
--- ----
Company are included in such registration on the basis of the respective amounts of Registrable Securities then being registered on their behalf.

          (d) If a registration pursuant to this Section 5 involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, the Company will, if requested by any Holder and subject to the provisions of this Section 5, use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such Holder among the securities to be distributed by such underwriters. Notwithstanding anything to the contrary, if the managing underwriter of such underwritten offering shall, in writing, inform the Holders requesting such registration and the holders of any of the Company's other securities which shall have exercised registration rights in respect of such underwritten offering of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering, then the Company will be required to include in such registration statement only the amount of securities that it is so advised should be included in such registration. In such event, (x) in cases initially involving the registration for sale of securities for the Company's own account, securities shall be registered in such offering in the following order of priority: (i) first, the securities that the Company proposes to register, and (ii) second, the securities that have been requested to be included in such registration by Holders and by Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Company (pro rata on the amount of securities sought to be registered by such
         --- ----
Holders and Persons) and (y) in cases not initially involving the registration for sale of securities for the Company's own account, securities shall be registered in such offering as follows: (i) first, the securities of any person whose exercise of a "demand" registration right pursuant to a contractual commitment of the Company is the basis for the registration, (ii) second, the securities that have been requested to be included in such registration by Holders and other persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments (pro rata
                                                                      --- ----
based on the amount of securities sought to be registered by such Holders and persons) and (iii) third, the securities which the Company proposes to register.

     6.   Discontinuance of Disposition of Registrable Securities

          (a) Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(d)(iii), 3(d)(iv), 3(d)(v), 3(d)(vi) or 3(d)(vii), above, or a Permitted Interruption, such Holder will forthwith discontinue disposition of any Registrable Securities covered by a registration statement or prospectus until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(l), above, or until it is advised in writing (the "Advice") by the Company that the use of
                                        ------
the applicable prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference in such prospectus.

          (b) Anything in this Agreement to the contrary notwithstanding, it is understood and agreed that the Company shall not be required to prepare or file a registration statement, amendment or post-effective amendment thereto or prospectus supplement or to supplement or amend any registration statement or otherwise facilitate the resale of Registrable Securities, and it shall be free voluntarily to take or omit to take any other action that would result in the impracticality of any such filing, supplement or amendment if such action is taken or omitted to be taken by the Company in good faith and for valid business reasons, including, without limitation, matters relating to acquisitions or divestitures, so long as the Company shall, as promptly as practicable thereafter, make such filing, supplement or amendment and, so long as the Company shall as promptly as is practicable thereafter, comply with the requirements of Section 3(l), above, if applicable (any period described in this
Section 6(b) during which Holders of Registrable Securities are not able to sell such Registrable Securities under a registration statement is herein called a "Permitted Interruption"). The Company hereby agrees to notify each of the
 ----------------------
Holders of Registrable Securities of the occurrence of, and the termination of, each Permitted Interruption (the nature and pendency of which need not be disclosed during such Permitted Interruption).

     7. Purchase (and Exercise) of the Warrants by the Underwriters. Notwithstanding any other provision of this Agreement to the contrary, in connection with any Shelf Registration or Piggy-Back Registration which is to be an underwritten offering, to the extent all or any portion of the Registrable Securities to be included in such registration consist of shares of Common Stock issuable upon exercise of the Warrants or any portion thereof, the holders of such Registrable Securities may require that the underwriter or underwriters purchase (and exercise) the Warrants or any portion thereof rather than require the holders of the Registrable Securities to exercise the Warrants or portion thereof in connection with such registration, unless the underwriters inform such holders that such a purchase and exercise of the Warrants will materially and adversely affect the proposed offering. The Company shall take all such action and provide all such assistance as may be reasonably requested by the holders of Registrable Securities to facilitate any such purchase (and exercise) of the Warrants agreed to by the underwriter or underwriters, including, without limitation, issuing the Common Stock issuable upon the exercise of the Warrants or any portion thereof to be issued within such time period as will permit the underwriters to make and complete the distribution contemplated by the underwriting.

     8. Limitations, Conditions and Qualifications to Obligations Under Registration Covenants. The obligations of the Company described in Sections 4 and 5 of this Agreement are subject to each of the following limitations, conditions and qualifications:

          (a) The Company shall not be required by this Agreement to include securities in a Registration Statement relating to a Piggy-Back Registration above if (i) in the written opinion of counsel to the Company, addressed to the Holders seeking registration and delivered to them, the Holders of such securities seeking registration would be free to sell all such securities within the succeeding three-month period, without registration, under Rule 144 under the Act, which opinion may be based in part upon the representation by the Holders of such securities seeking registration, which registration shall not be unreasonably withheld, that each such Holder is not an affiliate of the Company within the meaning of the Act, and (ii) all requirements under the Act for effecting such sales are satisfied at such time.

          (b) The Company's obligations shall be subject to the obligations of the Selling Holders to furnish all information and materials and not to take any and all actions as may be required under Federal and state securities laws and regulations to permit the Company to comply with all applicable requirements of the SEC and to obtain any acceleration of the effective date of such Registration Statement.

          (c) The Company shall not be obligated to cause any special audit to be undertaken in connection with any registration pursuant to this Agreement unless such audit is requested by the underwriters with respect to such registration.

          (d) The Company shall not be required by this Agreement to include securities in or maintain a Shelf Registration if, at the time of such demand, the Company is no longer subject to Section 13 or 15(d) of the Exchange Act.

     9.   Indemnification.

          (a) The Company agrees to indemnify and hold harmless each Holder of Registrable Securities, and each of their respective officers, employees, affiliates, directors, partners, members, attorneys and agents, and each Person, if any, who controls each Holder of Registrable Securities (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act)(each, a "Holder
                                                                     ------
Indemnified Party"), from and against any and all losses, claims, damages,
-----------------
liabilities, judgments, (including without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto) provided by the Company to any Holder or any prospective purchaser of Registrable Securities, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except (i) insofar as such losses, claims, damages, liabilities or judgments are caused by an untrue statement or omission or alleged untrue statement or omission that is based upon information relating to any of the Holders furnished in writing to the Company by any of the Holders or (ii) to the extent that any such losses, claims, damages, liabilities or judgments result solely from an untrue statement of a material fact contained in, or the omission of a material fact from the Registration Statement or Prospectus, which untrue statement or omission was corrected in an amended or supplemented Registration Statement or Prospectus, if the person alleging such loss, claim, damage, liability or judgment was not sent or given, at or prior to the written confirmation of such sale, a copy of the amended or supplemented Registration Statement or Prospectus if the Company had previously furnished copies thereof to such indemnified party and if delivery of a prospectus was required by the Act and was not so made.

          (b) Each Holder of Registrable Securities agrees, severally and not jointly, to indemnify and hold harmless the Company, and its directors and officers, and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, to the same extent as the foregoing indemnity from the Company set forth in Section 9(a), above, but only with reference to information relating to such Holder furnished in writing to the Company by such Holder expressly for use in any Registration Statement. In no event shall any Holder, its directors, officers or any Person who controls such Holder be liable or responsible for any amount in excess of the amount by which the net proceeds actually received by such Holder with respect to its sale of Registrable Securities pursuant to a Registration Statement exceed (i) the amount paid by such Holder for such Registrable Securities and (ii) the amount of any damages that such

Holder, its directors, officers or any Person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

          (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 9(a) or 9(b), above (the "indemnified party"), the indemnified party shall promptly notify the
      -----------------
person against whom such indemnity may be sought (the "indemnifying person") in
                                                       -------------------
writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 9(a) and 9(b), above, a Holder shall not be required to assume the defense of such action pursuant to this Section 9(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Holder). The indemnifying party shall promptly, but in no event more than five (5) Business Days after request for payment, pay directly or reimburse each indemnified party for any legal and any other expenses reasonably incurred by such indemnified party in connection with investigating and defending any such loss, judgment, claim, damage, liability or action. After notice from the indemnifying party to the indemnified party that it will assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation and other than as specified in the remainder of this
Section 9(c). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred upon written request and presentation of reasonably satisfactory invoices. Such firm shall be designated in writing by all indemnified Holders, in the case of the parties indemnified pursuant to Section 9(a), above, and by the Company, in the case of parties indemnified pursuant to Section 9(b), above. The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty Business Days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

          (d)  To the extent that the indemnification provided for in this
Section 9 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or judgments in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and of the Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and judgments referred to above shall be deemed to include, subject to the limitations set forth in Section 9(b), above, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

          The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 9, no Holder or any Holder Indemnified Party shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder with respect to the sale of Registrable Securities pursuant to a Registration Statement exceed (i) the amount paid by such Holder for such Registrable Securities and (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or, alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this
Section 9(d) are several in proportion to the respective principal amount of Registrable Securities held by each Holder hereunder and not joint.

     10.  Rule 144A and Rule 144/Other Sales.

          The Company agrees with each Holder, for so long as any Registrable Securities remain outstanding and during any period in which the Company (i) is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder, to such Holder or beneficial owner of Registrable Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A, and
(ii) is subject to Section 13 or 15(d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144.

     11.  Assignment of Registration Rights.

          The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of this Warrant or such Registrable Securities who, after such assignment or transfer, holds, or has the right to acquire, at least 100,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; provided, however, such assignment shall
                                        --------  -------
be effective only if immediately following such transfer, the Registrable Securities are Transfer Restricted Securities.

     12.   Miscellaneous.

           (a)  Amendments and Waivers. Neither this Agreement nor any provision
                ----------------------
hereof may be changed, waived, discharged or terminated orally or by course of dealing, except by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

          (b)  Notices. All notices and other communications provided for or
               -------
permitted hereunder shall be made and delivered in accordance with the Stock Purchase Agreement.

          (c)  Successors and Assigns. The rights and obligations of the Holder
               ----------------------
under this Agreement shall be assignable in whole or in part as set forth in
Section 11, above. Each such assignee, by accepting such assignment of the rights of the assignor hereunder, shall be deemed to have agreed to and be bound by the obligations of the assignor hereunder. The rights and obligations of the Company hereunder may not be assigned or delegated.

          (d)  Counterparts. This Agreement may be executed in any number of
               ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (e)  Headings. The headings in this Agreement are for convenience of
               --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (f)  Governing Law. In all respects, including all matters of
               -------------
construction, validity and performance, this Agreement and the rights and obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the choice of law or conflicts of laws principles.

          (g)  Severability. In the event that any one or more of the provisions
               ------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (h)  Entire Agreement. This Agreement is intended by the parties as a
               ----------------
final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warrantees or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


THE "COMPANY":                             THE "HOLDER":

SIZZLER INTERNATIONAL, INC.,               FFPE HOLDING COMPANY, INC.,
a Delaware corporation                     a Delaware corporation


By:                                        By:
   Its:                                        Its: